                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

         -----------------------------------------------------------

                                    FORM 8-K

                                 CURRENT REPORT
                    PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

       DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): JULY 17, 2003
        --------------------------------------------------------------

                              HANOVER DIRECT, INC.
        -------------------------------------------------------------
              (EXACT NAME OF REGISTRANT AS SPECIFIED IN CHARTER)

                                     1-12082
                      ----------------------------------
                            (COMMISSION FILE NUMBER)

          DELAWARE                                     13-0853260
-----------------------------------           -----------------------------
(STATE OR OTHER JURISDICTION                        (I.R.S. EMPLOYER
      OF INCORPORATION)                          IDENTIFICATION NUMBER)

       115 RIVER ROAD
    EDGEWATER, NEW JERSEY                                 07020
-----------------------------------                  --------------
    (ADDRESS OF PRINCIPAL                              (ZIP CODE)
     EXECUTIVE OFFICES)



      REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE: (201) 863-7300
                                                          --------------


-------------------------------------------------------------------------------
        (FORMER NAME OR FORMER ADDRESS, IF CHANGED SINCE LAST REPORT)

ITEM 5.  OTHER EVENTS.


      On July 17, 2003, Hanover Direct, Inc., a Delaware corporation ("Hanover"), filed an action in the Supreme Court of the State of New York, County of New York (Index No. 03/602269) against Richemont Finance S.A., a Luxembourg company ("Richemont"), and Chelsey Direct, LLC, a Delaware limited liability company ("Chelsey"), seeking a declaratory judgment as to whether Richemont improperly transferred all of Richemont's securities in Hanover consisting of 29,446,888 shares of Common Stock of Hanover and 1,622,111 shares of Series B Participating Preferred Stock of Hanover (collectively, the "Shares") to Chelsey on or about May 19, 2003 and whether Hanover can properly recognize the transfer of those Shares from Richemont to Chelsey under federal and/or state law.

      Hanover believes that Richemont sold the Shares to Chelsey while in the possession of confidential, material non-public information concerning Hanover that it had received from Hanover pursuant to a confidentiality agreement that barred it from using the information other than in connection with Richemont's relationship or business with Hanover. Hanover further believes that Richemont improperly used this information in connection with its sale of the Shares to Chelsey and that it would be improper for Hanover to register the transfer of the Shares to Richemont without a court first deciding the issue.



ITEM 7. ITEM 7. FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

(c)  Exhibits:

99.1 Complaint in the Matter of Hanover Direct, Inc. v. Richemont Finance S.A. and Chelsey Direct, LLC filed July 17, 2003 in the Supreme Court of the State of New York, County of New York (Index No. 03/602269)

                                   SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                          HANOVER DIRECT, INC.

                                          -------------------------------------
                                                     (Registrant)

July 17, 2003                             By: /s/ Edward M. Lambert
                                          -------------------------------------
                                          Name:   Edward M. Lambert
                                          Title:  Executive Vice President and
                                                  Chief Financial Officer